UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2013

ZIONS BANCORPORATION

(Exact Name of Registrant as Specified in its Charter)

Utah	001-12307	87-0227400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, 15th Floor, Salt Lake City, Utah		84111
(Address of Principal Executive Office)		(Zip Code)

(801) 524-4787

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On October 31, 2013, Zions Bancorporation issued a press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Zions Bancorporation hereby incorporates Exhibits 5.1, 5.2, 23.1, 23.2 and 99.2 into the Company’s Registration Statement on Form S-3 (No. 333-173299) previously filed by the Company with the Securities and Exchange Commission.

1.1	Underwriting Agreement, dated October 31, 2013, between Zions Bancorporation and Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1	Form of Notes.

4.2	Second Supplemental Indenture, dated November 5, 2013, between Zions Bancorporation and The Bank of New York Mellon Trust Company, N.A. as successor to J.P. Morgan Trust Company, N.A., as trustee, with respect to subordinated debt securities of Zions Bancorporation.

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Callister Nebeker & McCullough.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Callister Nebeker & McCullough (included in Exhibit 5.2).

99.1	Zions Bancorporation Press Release dated October 31, 2013.

99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-173299).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zions Bancorporation

Date: November 5, 2013	By:	/s/ Thomas E. Laursen
Thomas E. Laursen Executive Vice President, General Counsel and Secretary

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 31, 2013 between Zions Bancorporation and Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

4.1	Form of Notes.

4.2	Second Supplemental Indenture, dated November 5, 2013, between Zions Bancorporation and The Bank of New York Mellon Trust Company, N.A. as successor to J.P. Morgan Trust Company, N.A., as trustee, with respect to subordinated debt securities of Zions Bancorporation.

5.1	Opinion of Sullivan & Cromwell LLP.

5.2	Opinion of Callister Nebeker & McCullough.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

23.2	Consent of Callister Nebeker & McCullough (included in Exhibit 5.2).

99.1	Zions Bancorporation Press Release dated October 31, 2013.

99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-173299).